4. EQUIPMENT AND TOOLING, NET	12 Months Ended
Sep. 30, 2011
Property, Plant and Equipment Disclosure [Text Block]
4. EQUIPMENT AND TOOLING, NET

Equipment and tooling consist of the following:

At September 30,	2011	2010
Equipment	$146,170	$44,369
Tooling	124,299	65,539
	270,469	109,908
Accumulated depreciation	(125,217)	(101,817)
	$145,252	$8,091

Depreciation expense was $23,400 and $231 for the years ended September 30, 2011 and 2010, respectively.